                          FORM OF GUARANTEED DELIVERY

                         NOTICE OF GUARANTEED DELIVERY FOR
                              AEP INDUSTRIES INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of AEP Industries Inc. (the "Company") made pursuant to the
Prospectus, dated       , 1998 (the "Prospectus"), if certificates for the
outstanding 9.875% Senior Notes Due 2007 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

DELIVERY TO:    The Bank of New York, EXCHANGE AGENT


         BY HAND/OVERNIGHT COURIER:                              BY MAIL:
            The Bank of New York                           The Bank of New York
      Attn: Corporate Trust Department               Attn: Corporate Trust Department
             101 Barclay Street                             101 Barclay Street
          New York, New York 10286                       New York, New York 10286

                                 BY FACSIMILE:
                                 (212) 815-5915
                        Attn: Corporate Trust Department
                           Telephone: (212) 815-5735

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes Tendered:*

                    $
     Certificate Nos. (if available):       If Old Notes will be delivered by
                                            book-entry transfer to The Depository
                                            Trust Company, provide account number.

Total Principal Amount Represented by
  Old Notes Certificates(s):
$                                           Account Number

------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

--------------------------------------------------------------------------------

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
                    X
 SIGNATURE(S) OF OWNERS(S) OR AUTHORIZED                       DATE
                SIGNATORY

Area Code and Telephone Number:
---------------------------------------------

    Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrators, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                        PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):                  ------------------------------------------------------------
--                        ------------------------------------------------------------
--                        ------------------------------------------------------------
--                        ------------------------------------------------------------
--                        ------------------------------------------------------------
Capacity:                 ------------------------------------------------------------
--                        ------------------------------------------------------------

Address(es):              ------------------------------------------------------------
                          ------------------------------------------------------------
--                        ------------------------------------------------------------

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

                Name of Firm                               Authorized Signature
                   Address                                         Title
                                                                   Name
                                     Zip Code             (Please Type or Print)

Area Code and Tel. No. ()                      Dated:

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                        9.875% SENIOR SUBORDINATED NOTES
                                    DUE 2007
                              IN EXCHANGE FOR NEW
                   9.875% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                              AEP INDUSTRIES INC.

    Registered holders of outstanding 9.875% Senior Subordinated Notes due 2007 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 9.875% Senior Subordinated Notes due 2009 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedure for Tendering Old Notes" in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

        BY HAND/OVERNIGHT COURIER:                           BY MAIL:
           The Bank of New York                        The Bank of New York
     Attn: Corporate Trust Department            Attn: Corporate Trust Department
            101 Barclay Street                          101 Barclay Street
         New York, New York 10286                    New York, New York 10286

                                 BY FACSIMILE:
                                 (212) 815-5915
                        Attn: Corporate Trust Department
                           Telephone: (212) 815-5735

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION
VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

    The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus,
dated       , 1998, of AEP Industries Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

                               NAME AND ADDRESS OF
                               REGISTERED HOLDER AS
                                IT APPEARS ON THE
         NAME OF                    OLD NOTES            CERTIFICATE NUMBER(S) OF      PRINCIPAL AMOUNT OF
     TENDERING HOLDER             (PLEASE PRINT)            OLD NOTES TENDERED          OLD NOTES TENDERED

   --------------------        --------------------        --------------------        --------------------

   --------------------        --------------------        --------------------        --------------------

   --------------------        --------------------        --------------------        --------------------

   --------------------        --------------------        --------------------        --------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-l5 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

Name of Firm: __________________________________________________________________
                             (Authorized Signature)

Title: _________________________________________________________________________

Address: _______________________________________________________________________
                                                                      (Zip Code)

Name: __________________________________________________________________________
                             (Please type or print)

Area Code and Telephone
No.:(___)___________________               Date: _________________________, 1998

      NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
           OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.